FIRST AMENDMENT TO LOAN AND GUARANTEE AGREEMENT

      THIS FIRST AMENDMENT TO LOAN AND GUARANTEE AGREEMENT is dated as of February , 1993 among THE STANLEY WORKS SAVINGS TRUST FOR HOURLY PAID EMPLOYEES, created under a certain Trust Agreement, effective as of January 1, 1987, and forming a part of The Savings Plan for Hourly Paid Employees of The Stanley Works, THE STANLEY WORKS, a Connecticut corporation, and the LENDERS listed on the signature pages hereof.

                              W I T N E S S E T H:

      WHEREAS, on June 6, 1989, the parties hereto entered into a certain Loan and Guarantee Agreement (the "Original Agreement"); and

      WHEREAS, the parties now wish to amend Section 7.8(a) of the Original Agreement;

      NOW, THEREFORE, in consideration of the agreements contained herein as well as in the Original Agreement, the parties hereby agree that Section 7.8(a) of the Original Agreement is hereby deleted and the following is substituted in its place:

            (a) Sale of Assets; Discontinuance of Business. Sell, lease or otherwise transfer all or any substantial part of its assets to any other Person or discontinue or eliminate any business line or segment, provided that the foregoing shall not prohibit, during any fiscal quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred and all assets utilized in all other business lines or segments discontinued, during such fiscal quarter and the immediately preceding seven fiscal quarters, either (x) constituted more than 20% of the consolidated total assets (determined in accordance with GAAP) of the Company and its Consolidated Subsidiaries at the end of the eighth fiscal quarter immediately preceding such fiscal quarter, or (y) contributed more than 20% of the aggregate consolidated operating profits (determined in accordance with GAAP) of the Company and its Consolidated Subsidiaries during the eight fiscal quarters immediately preceding such fiscal quarter. Notwithstanding the foregoing, the provisions and limitations of this Section 7.8(a) shall not be applicable to the following transactions to which the Company is currently committed or which are currently under consideration and anticipated by the Company: (A) the sale by the Company, or by one or more Subsidiaries, in a single transaction or in more than one transaction whether related or unrelated, of uncollected accounts receivable (including, without limitation, accounts receivable which the Company or any Subsidiary has acquired from MAC Tool distributors or other third parties) in an aggregate face amount of up to $150,000,000 to be outstanding at any time; . . . as used in this clause (A), the term "accounts receivable" shall include any right to receive payment of money, whether on open account or evidenced by an instrument or chattel paper or otherwise; (B) the sale and liquidation of the Company's 13% equity investment (having a book value of approximately $20,000,000) in MAX, Inc., a Japanese corporation; (C) the sale by the Company, or by one or more Subsidiaries, of real estate, which is currently being considered for sale/leaseback or is not currently in use in operations, having an aggregate book value of approximately $50,000,000; and (D) the sale by the Company, or by one or more Subsidiaries, of miscellaneous tangible assets having an aggregate book value of approximately $25,000,000.

      In all other respects, the Original Agreement, as modified herein, is ratified and confirmed.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.


                                     TRUST:


                                          THE STANLEY WORKS SAVINGS TRUST FOR
                                    HOURLY PAID EMPLOYEES, created under a
                                    certain Trust Agreement, effective as of January 1, 1987, and forming a part of The Savings Plan for Hourly Paid Employees of The Stanley Works


                                    By:     STATE STREET BANK AND TRUST
                                            COMPANY, not in its individual
                                            capacity but solely as Trustee

                                     By:    Ellen B. Campagna
                                     Title: Vice President

                                     By:    THE STANLEY WORKS,
                                            Plan Administrator

                                     By:    E. J. Leary
                                     Title: Director - Financial Services


                                     COMPANY:

                                     THE STANLEY WORKS

                                     By:    Richard Huck
                                     Title: V.P. Finance & CFO


                                     LENDERS:

                                     WACHOVIA BANK AND TRUST COMPANY, N.A.

                                     By:    Robert G. Brookby
                                     Title: Senior Vice President - Group
                                            Executive


                                     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                     By:    Susan L. Wyka
                                     Title: Second Vice President


                                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                     By:    Lincoln National Investment
                                            Management Company, Attorney-in-Fact

                                     By:    David C. Patch
                                     Title: